UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

RANGE RESOURCES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12209	34-1312571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 870-2601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 15, 2024, the Board of Directors of Range Resources Corporation (the “Company”) approved the appointment of Ashley S. Kavanaugh, age 42, as the Company’s Vice President - Controller and Principal Accounting Officer. Effective the same date, Dori A. Ginn announced, in accordance with her planned retirement, that she will step down from her role as the Company’s Senior Vice President - Controller & Principal Accounting Officer. Ms. Ginn will continue to serve as Senior Advisor to the Company until June 3. Given her retirement timing, Ms. Ginn did not receive a long-term equity incentive award in 2024.

Ms. Kavanaugh has served as the Company’s Vice President - Accounting since May 2021. She has also served in various Financial Reporting roles since joining the Company in 2012. Prior to joining the Company, Ms. Kavanaugh served in various positions of increasing responsibility with Ernst & Young LLP beginning in 2004. Ms. Kavanaugh holds a Master of Accountancy from Baylor University and is a certified public accountant.

Ms. Kavanaugh will continue to receive an annual base salary, will be eligible to receive an annual cash incentive award and will participate in the Company’s regular annual equity award process at levels consistent with her seniority and position. Ms. Kavanaugh will also continue to receive customary benefits available to all Company employees and officers.

Ms. Kavanaugh has no family relationships with any director or executive officer of the Company and there are no arrangements or understandings with any person pursuant to which she was appointed as an officer of the Company. In addition, there have been no transactions directly or indirectly involving Ms. Kavanaugh that require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits:

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ Mark S. Scucchi
Mark S. Scucchi
Executive Vice President and Chief Financial Officer

Date: March 15, 2024